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                                  UNITED STATES
                            SECURITIES UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) - NOVEMBER 3, 2000


                                   BYL BANCORP
             (Exact name of registrant as specified in its charter)


      CALIFORNIA                      000-23257                  33-0755794
(Name or other jurisdiction          (Commission               (IRS Employer
   of incorporation)                 File Number)            Identification No.)



1875 NORTH TUSTIN STREET, ORANGE, CALIFORNIA                       92865
     (Address of principal executive officer)                   (Zip Code)


(Registrants' telephone number, including area code) -- (714) 685-1317






                                       NA
         (Former name or former address, if changed since last report.)




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Item 5.       Other Events

              On November 2, 2000, BYL Bancorp ("BYL"), parent company of BYL Bank Group, and PBOC Holdings, Inc. ("PBOC"), parent company of People's Bank of California, announced the signing of an Agreement and Plan of Reorganization (the "Agreement") dated November 1, 2000, attached hereto as EXHIBIT "2," pursuant to which PBOC will acquire BYL and BYL Bank Group. Upon consummation of the transaction, PBOC will become the surviving corporation, and People's Bank of California will become the surviving bank. Consummation of the Agreement is subject to a number of conditions, including, but not limited to, the approval of the Agreement by the shareholders of BYL and the receipt of requisite regulatory approvals.

              Under the terms of the transaction, the holders of BYL Common Stock will receive $15.00 in cash for each share of BYL Common Stock owned. The cash amount may be adjusted upward or downward under certain circumstances which are set forth in the Agreement.

              Concurrently with the execution and delivery of the Agreement, the directors and certain executive officers of BYL entered into a form of letter agreement with PBOC pursuant to which among other things, such persons agreed to vote their shares of BYL common stock in favor of approval of the Agreement. A copy of the form of letter agreement is attached hereto as EXHIBIT "A" to the Agreement.

              In connection with the Agreement, PBOC and BYL entered into a Stock Option Agreement, set forth as EXHIBIT "10" hereto, dated as of November 1, 2000, pursuant to which BYL granted PBOC an option to purchase up to 505,971 shares of BYL's common stock (subject to adjustment as set forth therein), which represents 19.9% of BYL's outstanding shares of common stock, at a purchase price of $10.597 per share (subject to adjustment as set forth therein). The option will become exercisable upon the occurrence of certain events, as specified in the Stock Option Agreement, none of which has occurred as of the date hereof.

              A copy of the press release in connection with the announcement is attached hereto as EXHIBIT "99(1)" and is incorporated by reference herein in its entirety.



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Item 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (c)  Exhibits.

              2         Agreement and Plan of Reorganization
              10        Stock Option Agreement
              99(1)     Copy of the aforementioned Press Release.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BYL BANCORP



Dated: November 3, 2000                     By: /s/ ROBERT UCCIFERRI
                                                --------------------
                                                Robert Ucciferri
                                                President and
                                                Chief Executive Officer